PAGE 1
IDS
Global Bond
Fund

1995 annual report
(prospectus enclosed)

(icon of) globe

The goal of IDS Global Bond Fund, a part of IDS Global Series,
Inc., is a high total return through income and growth of capital. The Fund invests primarily in debt securities of U.S. and foreign issuers.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express
Financial Advisors Inc.
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PAGE 2
(icon of) globe

A bounty of bonds

In today's global economy, investment opportunities don't stop at the water's edge. While bonds issued by the U.S. government and corporations once made up almost all of the bond market, today more than half of the world's debt securities are issued from outside the United States. This means expanded opportunity for investors. Global Bond Fund's aim is to take advantage of opportunities in bond markets at any time and in any place, providing investors with greater portfolio diversification.
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PAGE  3
         Contents

(Icon of) One book inside of another and their both being opened together.

The purpose of this annual report is to tell investors how the fund performed.

The prospectus, which is bound into the middle of this annual report, describes the fund in detail.

1995 annual report
From the president                                                         4
From the portfolio manager                                                 4
Ten largest holdings                                                       6
Making the most of your fund                                               7
Long-term performance                                                      8
Independent auditors' report                                               9
Financial statements                                                      10
Notes to financial statements                                             13
Investments in securities                                                 23
IDS mutual funds                                                          28
Federal income tax information                                            31

1995 prospectus
The fund in brief
Goal                                                                      3p
Types of Fund investments and their risks                                 3p
Proposed conversion to master/feeder structure                            3p
Manager and distributor                                                   4p
Portfolio manager                                                         4p
Sales charge and fund expenses                                            5p
Performance
Financial highlights                                                      7p
Total returns                                                             9p
Yield                                                                     11p
Investment policies and risks                                             12p
Facts about investments and their risks                                   13p
Valuing assets                                                            18p
How to purchase, exchange or redeem shares
Alternative purchase arrangements                                         19p
How to purchase shares                                                    22p
How to exchange shares                                                    24p
How to redeem shares                                                      24p
Reductions and waivers of the sales charge                                29p
Special shareholder services
Services                                                                  35p
Quick telephone reference                                                 35p
Distributions and taxes
Dividend and capital gain distributions                                   36p
Reinvestments                                                             37p
Taxes                                                                     38p
How the fund is organized
Shares                                                                    41p
Voting rights                                                             42p
Shareholder meetings                                                      42p
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PAGE 4
Special considerations regarding
  master/feeder structure                                                 43p
Directors and officers                                                    46p
Investment manager and transfer agent                                     48p
Distributor                                                               49p
About American Express Financial Corporation
General information                                                       51p
Appendices
Description of corporate bond ratings                                     52p
Description of derivative instruments                                     54p
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PAGE 5
To our shareholders

(Photo of) William R. Pearce
           President of the fund

(Photo of) Ray Goodner
           Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. and some foreign financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or longlasting, moderate or substantial -- are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

The past fiscal year provided a noteworthy example of the opportunities presented by global fixed-income investing. Not only did bond markets in many countries advance in response to falling interest rates, in several cases appreciating local currencies sweetened the returns enjoyed by U.S. investors. Most important, IDS Global Bond Fund took advantage of largely favorable investment environments around the world to provide shareholders with a return well into double digits for the November 1994 through October 1995 period.

A worldwide trend toward generally declining interest rates provided the spark for bonds' strong performance during the past 12 months. (Falling rates boost bond values, while rising rates depress them.) The trend was set in motion by low rates of inflation in most countries and governments' desire to get their financial houses in order.

Currency translation boosts total return

Among the major bond markets, returns (including price appreciation and interest) fell roughly in the 12% to 15% range. But after currency translations, the range was expanded from 9% to more than 25% for U.S. based investors. (When a foreign currency appreciates against the U.S. dollar, returns for domestic investors are automatically enhanced. A depreciating foreign currency has the opposite effect on returns.)

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PAGE 6
Germany -- where both the bond market and local currency, the deutsche mark, advanced -- proved to be the most productive market for the Fund. To the Fund's benefit, we kept the greatest percentage of the portfolio's foreign assets in that market. In the U.S., our largest investment exposure, we also enjoyed excellent returns, as the bond market rallied strongly. Returns from Japan, third in our investment - exposure ranking, also were positive but at the low end of the major-market performance list -- a result of a sharp decline in the yen (Japan's currency) late in the fiscal year.

Emerging markets rebound

As we have for some time, we maintained a modest portion of the portfolio in the smaller, so-called "emerging" markets, such as Mexico, Brazil, Argentina and Indonesia -- nearly all of it denominated in U.S. currency. While these markets provided overall favorable results, they experienced considerable volatility, as economic distress in Mexico late in 1994 fostered concerns about the outlook for smaller markets as a whole. We added to our holdings in those markets during the fiscal year, and were rewarded when they rebounded last summer. Portfolio structure shifted moderately in favor of the U.S. bond market over the 12 months, coinciding with a reduction in our Japanese investments.

Looking to the current fiscal year, at this writing (mid-November) the environment for global fixed-income investing remains largely positive. Most important, inflation continues to be subdued throughout most of the world. That should help interest rates stay on a stable-to-declining path, and, as always, that would be favorable for bonds. While it seems unlikely that returns would be as generous as we've recently enjoyed, they should prove to be more than satisfactory.

Ray Goodner

Class A
12-month performance
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995                    $ 6.11
Oct. 31, 1994                    $ 5.76
Increase                         $(0.35)

Distributions
Nov. 1, 1994 - Oct. 31, 1995
From income                      $ 0.41
From capital gains               $ ---
Total distributions              $ 0.41

Total return**           (+13.6%)***

Class B
March 20, 1995 - Oct. 31, 1995
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995                    $ 6.11
March 20, 1995*                  $ 5.74
Increase                         $(0.37)
PAGE 7
Distributions
March 20, 1995* - Oct. 31, 1995
From income                      $ 0.28
From capital gains               $ ---
Total distributions              $ 0.28

Total return**           (+11.5%)***

Class C
March 20, 1995 - Oct. 31, 1995
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995                    $ 6.11
March 20, 1995*                  $ 5.74
Increase                         $(0.37)

Distributions
March 20, 1995* - Oct. 31, 1995
From income                      $ 0.31
From capital gains               $ ---
Total distributions              $ 0.31

Total return**           (+12.0%)***

         *       Inception date.
         ** The prospectus discusses the effect of sales charges, if any, on the various classes.
         *** The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 8

IDS Global Bond Fund

Your fund's ten largest holdings

Picture of pie chart: The ten holdings listed here make up 36.94%
                      of the fund's net assets
_______________________________________________________________________
                                      Percent                     Value
                       (of fund's net assets)     (as of Oct. 31, 1995)
_______________________________________________________________________
U.K. Treasury                           5.08%              $ 29,856,039
8% Bond 2003

Federal Republic of Germany             4.64                 27,247,116
8.75% Bond 2001

Government of Canada                    4.51                 26,473,317
10.50% Bond 2001

Federal Republic of Germany             4.11                 24,138,338
7.50% Bond 2004

U.S. Treasury                           3.70                 21,734,888
7.50% Bond 2016

Government of Denmark                   3.61                 21,185,380
8% Bond 2003

Government of Italy                     3.08                 18,096,000
8.50% Bond 1999

U.K. Treasury                           3.05                 17,922,179
9% Bond 2000

Intl Bank Reconstruction & Development  2.59                 15,235,200
4.50% Bond 1997

U.K. Treasury                           2.57                 15,091,588
8.50% Bond 2005


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

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PAGE 9
Making the most of your fund

Average annual total return
(as of Oct. 31, 1995)

 1 year                  5 years                  Since inception*
+7.90%                   +9.59%                   +10.27%

*March 20, 1989

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +4.75%, +6.52% and +12.02%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest the fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE  10
Three ways to benefit from a mutual fund:

o your shares increase in value when the fund's investments do well

o you receive capital gains when the gains on investments sold by the fund exceed losses

o you receive income when the fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the fund or another fund.

Your fund's long-term performance

How your $10,000 has grown in IDS Global Bond Fund
                                                         SBH Global
                                                         Govt. Bond
                                                    Composite Index

                                                                  $19,070
                                                                  Global Bond
                                                                  Fund

                                                          Lipper General
                                                          World Income Fund
                                                          Index


$9,500

4/1/89    '89      '90      '91      '92      '93      '94     '95

Assumes: o Holding period from 4/1/89 to 10/31/95. o Returns do not reflect taxes payable on distributions. o Reinvestment of all income and capital gain distributions for the fund, with a value of $7,476. o Also see "Performance" in the Fund's current prospectus.

Salomon Brother Global Government Bond Composite Index is a representative list of government bonds of 17 countries throughout the world. The index is a general measure of government bond performance. Performance is expressed in the U.S. dollar as well as the currencies of governments making up the index. The bonds included in the index may not be in Global Bond Fund.

Lipper General World Income Fund Index, published by Lipper
Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

*The graph is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +4.75%, +6.52% and +12.02%, respectively. March 20, 1995 was the inception date for Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

On the graph above you can see how the fund's total return compared to two widely cited performance indexes, Salomon Brothers Global Government Bond Composite Index and the Lipper General World Income Fund Index. In comparing Global Bond Fund to the two indexes, you should take account of the fact that the fund's performance reflects the maximum sales charge of 5%, while no such charges are reflected in the performance of the index. If you were actually to buy either individual bonds or bond mutual funds, any sales charges that you pay would reduce your total return as well.

Average annual total return
(as of Oct. 31, 1995)

1 year                   5 years                  Since 3/20/89
+7.90%                   +9.59%                   +10.27%

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the deduction of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

PAGE 12
Independent auditors' report
___________________________________________________________________
The board of directors and shareholders
IDS Global Series, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Global Bond Fund (a series of IDS Global Series, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for each of the years in the six-year period ended October 31, 1995, and for the period from March 20, 1989 (commencement of operations), to October 31, 1989. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Global Bond Fund at October 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 1, 1995

PAGE 13

                          Financial statements

                          Statement of assets and liabilities
                          IDS Global Bond Fund
                          Oct. 31, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $554,970,434)                                                                $568,967,717
Receivable for investment securities sold                                                           8,342,800
Dividends and accrued interest receivable                                                          14,035,784
_____________________________________________________________________________________________________________
Total assets                                                                                      591,346,301
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Disbursements in excess of cash on demand deposit                                                     284,655
Dividends payable to shareholders                                                                   2,917,974
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)                  459,505
Accrued investment management services fee                                                             48,104
Accrued distribution fee                                                                                2,970
Accrued service fee                                                                                    11,156
Accrued transfer agency fee                                                                             8,847
Accrued administrative services fee                                                                     3,609
Other accrued expenses                                                                                145,432
_____________________________________________________________________________________________________________
Total liabilities                                                                                  3,882,252
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                               $587,464,049
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________
Capital stock --  $.01 par value (Note 1)                                                       $    961,150
Additional paid-in capital                                                                       574,421,992
Undistributed net investment income (Note 1)                                                       2,104,995
Accumulated net realized loss (Note 1 and 8)                                                      (3,715,086)
Unrealized appreciation of investments and on translation
   of assets and liabilities in foreign currencies (Note 4 and 6)                                 13,690,998
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                         $587,464,049
_____________________________________________________________________________________________________________
Net asset applicable to outstanding shares: Class A                                              $548,361,335
                                            Class B                                              $ 37,031,477
                                            Class Y                                              $  2,071,237
Net asset value per share of outstanding capital stock: Class A shares 89,717,714                $       6.11
                                                        Class B shares  6,058,371                $       6.11
                                                        Class Y shares    338,876                $       6.11

See accompanying notes to financial statements.

PAGE 14
                          Financial statements

                          Statement of operations
                          IDS Global Bond Fund
                          Year ended Oct. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Dividends (net of foreign taxes withheld of $15,779)                                              $   147,287
Interest (net of foreign taxes withheld of $145,528)                                               36,727,429
_____________________________________________________________________________________________________________
Total income                                                                                       36,874,716
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  3,930,646
Distribution fee
   Class A                                                                                            112,362
   Class B                                                                                             70,489
Transfer agency fee                                                                                   780,747
Incremental transfer agency fee - Class B                                                               1,214
Service fee
   Class A                                                                                            552,980
   Class B                                                                                             16,447
Administrative services fee                                                                           186,326
Compensation of directors                                                                              13,699
Compensation of officers                                                                                4,567
Custodian fees                                                                                        285,135
Postage                                                                                                83,984
Registration fees                                                                                     108,046
Reports to shareholders                                                                               101,060
Audit fees                                                                                             24,500
Administrative                                                                                          6,533
Other                                                                                                  18,728
_____________________________________________________________________________________________________________
Total expenses                                                                                     6,297,463
    Earnings credits on cash balances (Note 2)                                                       (14,136)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  6,283,327
_____________________________________________________________________________________________________________

Investment income -- net                                                                           30,591,389
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________

Net realized gain on security and foreign currency transactions
(including loss of $1,603,883 from foreign currency transactions) (Note 3)                          1,969,977
Net realized loss on futures contracts                                                              (707,281)
Net realized gain on closed or expired option contracts written (Note 5)                             414,669
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                               1,677,365
Net change in unrealized appreciation or depreciation of investments and on
    translation of assets and liabilities in foreign currencies                                    31,801,594
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                       33,478,959
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                              $64,070,348
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statements of changes in net assets
                          IDS Global Bond Fund
                          Year ended Oct. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                1995               1994
_____________________________________________________________________________________________________________
Investment income -- net                                                       $ 30,591,389     $  22,065,406
Net realized gain (loss) on investments and foreign currency                      1,677,365        (2,477,889)
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies             31,801,594       (27,808,371)
_____________________________________________________________________________________________________________

Net increase (decrease) in net assets resulting from operations                  64,070,348        (8,220,854)
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                    (27,871,717)      (19,649,029)
     Class B                                                                       (547,216)               --
     Class Y                                                                        (63,386)               --
   Net realized gain
     Class A                                                                     (1,590,719)       (3,556,158)
   Excess distribution of realized gains (Note 1)
     Class A                                                                     (5,020,075)               --
     Class B                                                                        (98,561)               --
     Class Y                                                                        (11,417)               --
_____________________________________________________________________________________________________________
Total distributions                                                             (35,203,091)      (23,205,187)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 7)
_____________________________________________________________________________________________________________

Proceeds from sales
   Class A shares (Note 2)                                                      167,962,972       332,640,161
   Class B shares                                                                36,899,954                --
   Class Y shares                                                                 1,971,042                --
Reinvestment of distributions at net asset value
   Class A shares                                                                30,567,749        21,996,385
   Class B shares                                                                   467,515                --
   Class Y shares                                                                    64,234                --
Payments for redemptions
   Class A shares                                                              (145,031,336)     (112,115,501)
   Class B shares (Note 2)                                                         (574,270)               --
   Class Y shares                                                                       (20)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                           92,327,840       242,521,045
_____________________________________________________________________________________________________________

Total increase in net assets                                                    121,195,097       211,095,004

Net assets at beginning of year                                                466,268,952       255,173,948
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $2,104,995 and $1,129,458)                                                   $587,464,049      $466,268,952
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

Notes to financial statements

IDS Global Bond Fund
___________________________________________________________________
1. Summary of significant accounting policies

IDS Global Bond Fund is a series of IDS Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. IDS Global Series, Inc. has 10 billion authorized shares of capital stock which can be freely allocated among the separate series as designated by the board of directors. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the fund may buy or write options traded on any U.S or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put PAGE 17 option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call contracts on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the PAGE 18 resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,133,533 and accumulated net realized loss has been decreased by $1,133,533.

Dividends to shareholders

Dividends from net investment income, declared daily and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Fund does not amortize premium and discount.

___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the PAGE 19 combined net assets of all non-money market funds in the IDS
MUTUAL FUND GROUP and an individual annual asset charge of 0.46% of average daily net assets.

Also under terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15.50 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows:

Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $2,842,816 for Class A and $1,209 for Class B for the year ended Oct. 31, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Oct. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $14,136 as a result of earnings credits from overnight cash balances.

PAGE 20
The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $4,740 for the year ended Oct. 31, 1995.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $471,464,989 and $405,405,222, respectively, for the year ended Oct. 31, 1995. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $19,089 for the year ended Oct. 31, 1995. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
4. Interest rate futures contracts

At Oct. 31, 1995, investments in securities included securities valued at $1,939,470 that were pledged as collateral to cover initial margin deposits on 100 purchased contracts. The market value of the open contracts on Oct. 31, 1995 was $6,407,242 with a net unrealized gain of $72,767.

___________________________________________________________________
5. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

                                      Year ended Oct. 31, 1995
                        ______________________________________________________
                                  Puts                         Calls

                       Contracts       Premium       Contracts        Premium
______________________________________________________________________________
Balance Oct. 31, 1994    100            $110,238        100        $  121,800
Opened                   450             702,125        975         1,632,625
Closed                  (450)           (690,363)      (925)       (1,437,050)
Exercised               (100)           (122,000)        --                --
Expired                   --                 --        (150)         (317,375)
______________________________________________________________________________
Balance Oct. 31, 1995    --            $    --           --          $     --
______________________________________________________________________________

PAGE 21
___________________________________________________________________
6. Foreign currency contracts

At Oct. 31, 1995, the Fund had entered into five foreign currency exchange contracts that obligate the Fund to deliver currency at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:


                         Exchange date     Currency to be        Currency to be           Unrealized
                                              delivered             received              depreciation
                         ____________________________________________________________________________________________________
                         Nov. 2, 1995         3,322,053           $  2,442,614              $ 36,993
                                           Canadian Dollar         U.S. Dollar

                         Nov. 13, 1995         5,020,354           497,000,000               149,765
                                             U.S. Dollar          Japanese Yen

                         Nov. 24, 1995         6,010,398           600,000,000               120,659
                                             U.S. Dollar          Japanese Yen

                         Nov. 27, 1995         5,146,836           510,000,000               138,293
                                             U.S. Dollar          Japanese Yen

                         Dec. 4, 1995          3,435,001           348,000,000                13,795
                                             U.S. Dollar          Japanese Yen
                                                                                         ____________

                                                                                         $459,505
7. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:
________________________________________________________________________________________
                                 Year ended Oct. 31, 1995                    Year ended
                                                                               10/31/94
                                Class A       Class B*         Class Y*         Class A
________________________________________________________________________________________

Sold                         28,365,320      6,075,865          328,333      55,715,517
Issued for reinvested         5,162,365         77,021           10,547       3,701,527
   distributions
Redeemed                    (24,752,357)       (94,515)              (4)    (19,204,423)
_______________________________________________________________________________________
Net increase                  8,775,328      6,058,371          338,876      40,212,621
_______________________________________________________________________________________
*Inception date was March 20, 1995.
_________________________________________________________________________________________

8. Capital loss carryover

For federal income tax purposes, the Fund had a capital loss carryover of $3,589,371 at Oct. 31, 1995, that will expire in 2002 and 2003 if not offset by subsequent capital gains. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

___________________________________________________________________
9. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 22

                       Investments in securities

                       IDS Global Bond Fund                                                   (Percentages represent value of
                       Oct. 31, 1995                                                   investments compared to net assets)
_____________________________________________________________________________________________________________________________
Bonds (84.2%)(b)
_____________________________________________________________________________________________________________________________
Issuer                                                  Coupon         Maturity      Principal                       Value(a)
                                                         rate            year          amount
_____________________________________________________________________________________________________________________________
Argentina (2.6%)
Argentina Euro
  (U.S. Dollar)                                           6.50 %         2005       $12,000,000 (c)              $  7,147,500
Argentina Republic
  (U.S. Dollar)                                           4.25           2023        16,500,000                     7,889,062
                                                                                                                 ____________
Total                                                                                                              15,036,562
_____________________________________________________________________________________________________________________________
Austria (4.9%)
Asian Development Bank
  (Japanese Yen)                                          5.00           2003       213,000,000                     2,387,730
Autobahn Schnell
  (Japanese Yen)                                          6.00           2000       397,000,000                     4,565,500
IADB
  (Japanese Yen)                                          6.00           2001        59,000,000                       693,250
Intl Bank Reconstruction & Development
  (Japanese Yen)                                          4.50           1997     1,440,000,000                    15,235,200
Republic of Austria Euro
  (Japanese Yen)                                          5.25           1998       540,000,000                     5,810,400
                                                                                                               ______________
Total                                                                                                              28,692,080
_____________________________________________________________________________________________________________________________
Brazil (3.0%)
Brazil C Bonds
  (U.S. Dollar)                                           4.00           2014         5,040,748                     2,567,631
Brazil DCB Bonds
  (U.S. Dollar)                                           6.875          2012        20,600,000                    11,317,125
Brazil ZL Bonds
  (U.S. Dollar)                                           4.00           2024         4,000,000                     1,942,500
Brazil ZL Bonds
  (U.S. Dollar)                                           5.187          2024         3,250,000 (c)                 1,937,813
                                                                                                               ______________
Total                                                                                                              17,765,069
_____________________________________________________________________________________________________________________________
Canada (4.7%)
Government of Canada
  (Canadian Dollar)                                      10.50           2001        31,000,000                    26,473,317
Rogers Cable System
  (Canadian Dollar)                                       9.65           2014         2,000,000                     1,298,740
                                                                                                               ______________
Total                                                                                                              27,772,057
_____________________________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 23
China (1.6%)
Bank of China
  (U.S. Dollar)                                           8.25           2014         5,000,000                     4,847,950
Guang Dong Province Enterprises
  (U.S. Dollar)                                           8.75           2003         5,000,000 (d)                 4,667,550
                                                                                                                _____________
Total                                                                                                               9,515,500
_____________________________________________________________________________________________________________________________
Colombia (0.7%)
Republic of Colombia
  (U.S. Dollar)                                           7.25           2004         4,100,000                    3,903,364
_____________________________________________________________________________________________________________________________
Denmark (5.0%)
Government of Denmark
  (Danish Krone)                                          8.00           2003       113,200,000                    21,185,380

                                                          9.00           2000        40,000,000                     7,931,600
                                                                                                               ______________
Total                                                                                                              29,116,980
_____________________________________________________________________________________________________________________________
Finland (0.3%)
City of Helsinki
  (U.S. Dollar)                                           7.90           2006         2,000,000 (d)                1,891,800
_____________________________________________________________________________________________________________________________
France (1.0%)
Government of France
  (French Franc)                                          7.75           2005        28,100,000                    5,941,183
_____________________________________________________________________________________________________________________________
Germany (13.6%)
Federal Republic of Germany
  (Deutsche Mark)                                         6.00           2016        23,700,000                    14,731,446
                                                          6.375          1998        12,200,000                     9,020,192
                                                          7.50           2004        31,870,000                    24,138,338
                                                          8.25           1997         6,000,000                     4,535,880
                                                          8.75           2001        33,675,000                    27,247,116
                                                                                                              _______________
Total                                                                                                              79,672,972
_____________________________________________________________________________________________________________________________
Indonesia (1.2%)
Asian Pulp & Paper Intl Finance
   (U.S. Dollar)                                         11.75           2005         2,500,000                     2,556,250
Pt Indah Kiat Euro
  (U.S. Dollar)                                           8.875          2000         2,500,000                     2,314,625
Tjiwi Kimia
  (U.S. Dollar)                                          13.25           2001         2,000,000                     2,190,000
                                                                                                              _______________
Total                                                                                                               7,060,875
_____________________________________________________________________________________________________________________________
Italy (5.0%)
Government of Italy
  (Italian Lira)                                          8.50           1999    31,200,000,000                    18,096,000
                                                          8.50           2004    11,450,000,000                     5,954,000
Republic of Italy
  (U.S. Dollar)                                           6.875          2023         6,000,000                     5,543,820
                                                                                                                   __________
Total                                                                                                              29,593,820
______________________________________________________________________________________________________________________________

PAGE 24
Japan (1.9%)
Euro Investment Bank
  (Japanese Yen)                                          5.875          1999       380,000,000                     4,347,200
Japan Development Bank
  (Japanese Yen)                                          6.50           2001       550,000,000                     6,600,000
                                                                                                                 ____________
Total                                                                                                              10,947,200
_____________________________________________________________________________________________________________________________
Korea (1.1%)
Korea Electric Power
  (U.S. Dollar)                                           7.75           2013         6,100,000                    6,306,424
_____________________________________________________________________________________________________________________________
Mexico (2.2%)
BNCE
  (U.S. Dollar)                                           7.25           2004         5,250,000                     3,858,750
Mexican Cetes Treasury Bill
  (Mexican Peso) Zero Coupon                             42.29           1996        17,281,150 (e)                 2,101,400
United Mexican States
  (U.S. Dollar)                                           6.50           2019         6,000,000                     3,532,500
                                                          8.50           2002         4,000,000                     3,360,000
                                                                                                                 ____________
Total                                                                                                              12,852,650
______________________________________________________________________________________________________________________________
New Zealand (1.7%)
Government of New Zealand
  (New Zealand Dollar)                                    6.50           2000        15,685,000                   10,095,531
_____________________________________________________________________________________________________________________________
Poland (1.2%)
Poland Discount
  (U.S. Dollar)                                           6.812          2024         9,500,000                    7,273,437
______________________________________________________________________________________________________________________________
Spain (2.9%)
Government of Spain
   (Spanish Peseta)                                       7.40           1999       695,000,000                     5,163,850
                                                          8.00           2004     1,755,000,000                    12,091,950
                                                                                                                 ____________
Total                                                                                                              17,255,800
_____________________________________________________________________________________________________________________________
South Africa (--%)
SAPI
   (U.S. Dollar)                                          7.50           2002           175,000 (d)                  178,281
_____________________________________________________________________________________________________________________________
PAGE 25
United Kingdom (11.6%)
Abbey Natl
   (U.S. Dollar)                                          8.20           2004         5,000,000                     5,519,700
United Kingdom Treasury
  (British Pound)                                         8.00           2003        18,650,000                    29,856,039
                                                          8.50           2005         9,200,000                    15,091,588
                                                          9.00           2000        10,700,000                    17,922,179
                                                                                                                _____________
Total                                                                                                              68,389,506
_____________________________________________________________________________________________________________________________
United States (18.0%)
AMR
  (U.S. Dollar)                                           9.75           2021           500,000                       582,490
                                                         10.00           2021         1,000,000                     1,186,140
Chesapeake
  (U.S. Dollar)                                           9.875          2003         1,000,000                     1,178,810
Cleveland Electric Illuminating
  (U.S. Dollar)                                           9.50           2005         3,000,000                     3,115,800
Dayton Hudson
  (U.S. Dollar)                                           8.50           2022         3,265,000                     3,436,804
Fairchild Inds
  (U.S. Dollar) Sr Sec Nts                               12.25           1999         1,000,000                     1,040,000
General Motors
  (U.S. Dollar)                                           9.125          2001         2,000,000                     2,253,500
Georgia-Pacific
  (U.S. Dollar) Credit Sensitive Nts                      9.85           1997           500,000                       525,790
Government Natl Mtge Assn
  (U.S. Dollar)                                           8.00           2024         4,843,953                     4,992,323
Pacific Bell
   (U.S. Dollar)                                          8.50           2031         5,000,000                     5,369,200
PDV Amer
  (U.S. Dollar)                                           7.875          2003         3,500,000                     3,292,240
Phillips Pertoleum
  (U.S. Dollar)                                           7.92           2023         3,115,000                     3,221,658
Questar Pipeline
  (U.S. Dollar)                                           9.375          2021         1,000,000                     1,173,280
Reliance Inds
  (U.S. Dollar)                                           8.125          2005         3,000,000 (d)                 3,039,210
Resolution Funding Corp
  (U.S. Dollar) Zero Coupon                               7.50           2017         2,000,000 (e)                   481,320
                                                          8.00           2016         3,259,000 (e)                   839,812
Southern California Gas
  (U.S. Dollar)                                           7.375          2023           900,000                       917,487
Tele-Communications
  (U.S. Dollar)                                           7.875          2013         3,000,000                     2,964,180
Texas Utilities
  (U.S. Dollar) 1st Mtge                                  9.75           2021           500,000                       597,685
U.S. Treasury
  (U.S. Dollar)                                           4.75           1998        14,535,000                    14,184,706
                                                          7.25           2004         3,200,000                     3,465,184
                                                          7.50           2016        19,300,000                    21,734,888
                                                          7.625          2022        13,000,000                    14,997,450
                                                          8.875          2019         8,595,000 (f)                11,113,163
                                                                                                                 ____________
Total                                                                                                             105,703,120
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $480,966,928)                                                                                             $494,964,211
_____________________________________________________________________________________________________________________________
/TABLE

PAGE 26

_____________________________________________________________________________________________________________________________

Short-term securities (12.6%)
_____________________________________________________________________________________________________________________________
Issuer                                                               Annualized       Amount                         Value(a)
                                                                      yield on        payable
                                                                       date of          at
                                                                      purchase       maturity
_____________________________________________________________________________________________________________________________
U.S. government agencies (1.3%)
Federal Home Loan Bank
Disc Note
11-16-95                                                                 5.64%       $3,600,000                 $   3,591,570
Federal Home Loan Mtge Corp
Disc Notes
11-20-95                                                                 5.63         1,900,000                     1,894,385
11-20-95                                                                 5.64         1,500,000                     1,495,559
Federal Natl Mtge Assn
Disc Note
11-13-95                                                                 5.64           800,000                       798,501
                                                                                                                _____________
Total                                                                                                               7,780,015
_____________________________________________________________________________________________________________________________
Commercial paper (11.3%)
Alabama Power
12-12-95                                                                 5.74         3,700,000                     3,675,981
CPC Intl
11-08-95                                                                 5.77         5,500,000 (g)                 5,493,861
Dean Witter, Discover & Co.
11-22-95                                                                 5.76         3,500,000                     3,488,301
Deutsche Bank Financial
11-09-95                                                                 5.75         5,100,000                     5,093,517
Mobil Australia
Finance
11-09-95                                                                 5.75         4,500,000 (g)                 4,494,280
PACCAR Financial
11-20-95                                                                 5.75         3,500,000                     3,489,434
11-28-95                                                                 5.75         1,200,000                     1,194,852
11-29-95                                                                 5.75         4,900,000                     4,878,201
PepsiCo
11-10-95                                                                 5.79         3,000,000 (g)                 2,995,688
Pioneer Hi-Bred Intl
12-07-95                                                                 5.75           600,000                       596,568
SAFECO Credit
11-28-95                                                                 5.75         2,900,000                     2,887,559
St. Paul Companies
11-08-95                                                                 5.78         5,100,000 (g)                 5,094,298
Sandoz
11-21-95                                                                 5.76         1,000,000                       996,822
Sara Lee
11-06-95                                                                 5.84         1,400,000                     1,398,872
Siemens
11-16-95                                                                 5.74           900,000                       897,859
11-17-95                                                                 5.75         4,800,000                     4,787,797
11-17-95                                                                 5.76         3,800,000                     3,790,340
Sysco
12-04-95                                                                 5.75         2,400,000 (g)                 2,387,438
Toyato Motor Credit
11-13-95                                                                 5.75         4,900,000                     4,890,657
SL Capital
11-16-95                                                                 5.76         3,700,000                     3,691,166
                                                                                                                 ____________
Total                                                                                                              66,223,491
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $74,003,506)                                                                                              $ 74,003,506
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $554,970,434)(h)                                                                                          $568,967,717
_____________________________________________________________________________________________________________________________

PAGE 27
Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(c) Interest rate varies, rate shown is the effective rate on Oct. 31, 1995.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities
    Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board of directors.
(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(f) Partially pledged as initial deposit on the following open interest rate futures purchase contracts
    (see Note 4 to the financial statements):

    Type of Security                          Notional
                                               amount
    ____________________________________________________________________________________

    Italian Lira Currency futures            10,000,000

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board of directors.
(h) At Oct. 31, 1995, the cost of securities for federal income tax purposes was $555,096,142 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                          $ 22,055,968
    Unrealized depreciation                                            (8,184,393)
    _____________________________________________________________________________

    Net unrealized appreciation                                     $  13,871,575
    _____________________________________________________________________________

PAGE 28
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 29
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head
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PAGE 30
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers
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PAGE 31
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower
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PAGE 32
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 33
Federal income tax information

IDS Global Bond Fund
___________________________________________________________________
The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Global Bond Fund
Fiscal year ended Oct. 31, 1995

Class A
Income distributions
taxable as dividend income,
 .04% qualifying for deduction by corporations.

Payable date            Per share

Dec. 29, 1994          $0.09926
March 29, 1995          0.07149
June 27, 1995           0.10191
Sept. 27, 1995          0.13334

Total distributions    $0.40600

The distribution of $0.09926 per share, payable Dec. 29, 1994, consisted of $0.07926 derived from net investment income, $0.0200 from net short-term capital gains (a total of $0.09926 taxable as dividend income).

Class B
Income distributions
taxable as dividend income,
 .04% qualifying for deduction by corporations.

Payable date            Per share

March 29, 1995         $0.07094
June 27, 1995           0.09096
Sept. 27, 1995          0.12185

Total distributions    $0.28375
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PAGE 34

Class Y
Income distributions
taxable as dividend income,
 .04% qualifying for deduction by corporations.

Payable date            Per share

March 29, 1995         $0.07174
June 27, 1995           0.10455
Sept. 27, 1995          0.13602

Total distributions    $0.31231
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PAGE 35
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Global Bond Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 36
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.